                                                                   Exhibit 10.4

                               AMENDMENT NO. 1
                                     TO
                         SALE AND EXCHANGE AGREEMENT

     AMENDMENT NO. 1, dated as of the 15th day of July (the "Amendment") to a certain SALE AND EXCHANGE AGREEMENT, dated as of the 4th day of June, 1998 (the "Agreement"), by and among ARBOR NATIONAL COMMERCIAL MORTGAGE, LLC ("ANCM"), a New York limited liability company organized on January 25, 1995 and operating under a Restated and Amended Operating Agreement (the "Operating Agreement") dated as of January 1, 1996; the individuals and entities as set forth in APPENDIX A to the Agreement (the "Members"), who hold membership interests in ANCM; ARBOR MANAGEMENT LLC, a New York limited liability company and the Manager of ANCM ("Management"); ARBOR SECURED FUNDING, INC., a New York corporation which is a subsidiary of ANCM
("ASF"); and ARBOR NATIONAL HOLDINGS, INC., a New York Corporation, formed on June 12, 1998 ("ANHI"). All terms used in this Amendment, unless defined, shall have the meanings set forth in the Agreement.

                                  WITNESSETH:

     WHEREAS, the parties hereto previously executed and delivered the Agreement;
     WHEREAS, the Agreement currently provides for allocation of the Total Consideration on the basis of the Members' respective capital accounts as of the date the Exchange Transaction;
     WHEREAS, the Members wish to avoid distortions in the allocation of the Total Consideration which would result from the proposed distribution of cash by ANCM representing previously taxed earnings of ANCM prior to completion of the Exchange Transaction (the "Tax Distribution:);

       NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. The second sentence of Section 2, Consideration, of the Agreement hereby amended to read in its entirety as follows:

       ANCM and all Members agree that the Total Consideration shall be allocated the Members in the same proportion which such Member's capital account in ANCM as of April 1, 1998, bears to the aggregate capital accounts of all Members in ANCM as of April 1, 1998.

            2. All other terms and conditions of the Exchange Agreement shall remain in full force and effect.



                [Remainder of this page intentionally left blank.]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ARBOR NATIONAL HOLDINGS, INC.               ARBOR NATIONAL COMMERCIAL
                                            MORTGAGE, LLC

                                            By: Arbor Management, LLC
By: /s/Ivan Kaufman
   -----------------------
   Ivan Kaufman, President
                                            By: /s/Ivan Kaufman
                                            -----------------------
                                            Ivan Kaufman, President


ARBOR SECURED FUNDING, INC.

By: /s/Ivan Kaufman
   -----------------------
   Ivan Kaufman, President


CLASS A MEMBERS:

/s/Ivan Kaufman
---------------
Ivan Kaufman

Trust pursuant to the TRUST AGREEMENT dated as of the 22nd day of MARCH, 1994, made by IVAN KAUFMAN and LISA KAUFMAN, as Grantors and RICHARD A. LIPPE as Trustee.

By: /s/Richard A. Lippe
   -------------------------
   Richard A. Lippe, Trustee


IVAN KAUFMAN GRANTOR RETAINED ANNUITY TRUST

By: /s/Ivan Kaufman                         /s/Richard A. Lippe
   -----------------------                  -------------------------
   Ivan Kaufman, President                  Richard A. Lippe, Trustee


ARBOR MANAGEMENT, LLC

By: /s/Ivan Kaufman
   -----------------------
   Ivan Kaufman, President

CLASS B MEMBERS:


/s/Walter K. Horn                           /s/Camilla Bellick
-----------------                           ------------------
Walter K. Horn                              Camilla Bellick


/s/Joseph Martello                          /s/Robert Schooley
------------------                          ------------------
Joseph Martello                             Robert Schooley


/s/Dennis Cullen                            /s/Paul Elenio
------------------                          -------------------
Dennis Cullen                              Paul Elenio


/s/Douglas M. Kramer                        /s/Mona Swedroe
--------------------                        -------------------
Douglas M. Kramer                           Mona Swedroe


/s/John Caulfield                           /s/Elliot Silverman
------------------                          -------------------
John Caulfield                              Elliot Silverman


/s/John Natalone                            /s/James Boris
------------------                          -------------------
John Natalone                               James Boris


/s/Ellen Segal                              /s/Daniel Palmier
------------------                          -------------------
Ellen Segal                                 Daniel Palmier


/s/Thomas Gurney                            /s/Terence Baydala
------------------                          -------------------
Thomas Gurney                               Terence Baydala


/s/Paul F. Morehouse, Jr.                   /s/Angela Mirizzi
-------------------------                   -------------------
Paul F. Morehouse, Jr.                      Angela Mirizzi


/s/Staci Mankoff                            /s/Victor P. Bove
------------------                          -------------------
Staci Mankoff                               Victor P. Bove


/s/Ralph Daruns                             /s/David Queen
------------------                          -------------------
Ralph Daruns                                David Queen


                                           /s/J. Van Provosty
                                           -------------------
                                           J. Van Provosty